Exhibit 99.1

NEWS RELEASE

Comstock Publishes its 1Q24 Stakeholder Perception Analysis Report

VIRGINIA CITY, NEVADA, April 03, 2024 – Comstock Inc. (NYSE: LODE) (“Comstock”) announces its Q1 2024 Stakeholder Perception Analysis Report (the “Report”) compiled by RB Milestone Group LLC (“RBMG”), Comstock’s investor relations firm. The Report provides insight into Comstock’s operational milestones and perceived strengths and weaknesses from the perspective of its stakeholders. The Report includes a brief video on the results by Comstock’s Executive Chairman and Chief Executive Officer, Corrado De Gasperis.

RBMG gathered the survey data throughout the latter part of the period ending March 31, 2024, and takes a proactive and broad approach in collecting submissions for a balanced dataset. The participants include a broad range of existing and prospective shareholders. The Report categories were confirmed by Comstock and RBMG, neither of which participated in the survey.

Comstock publishes these RBMG-complied reports on a quarterly basis whereby the surveying period commences after each earnings call and closes at the end of the respective quarter. The investor survey is available for participation in the investors section of Comstock’s website during each surveying period and replaced by the final quarterly perception analysis report once completed.

Comstock intends to publish these Reports at the end of each quarter, between quarterly earnings calls, with the support from RBMG with the objective of increased and improved investor transparency and relations.

Click Here for Comstock’s 1Q24 Stakeholder Perception Analysis Report

About Comstock

Comstock (NYSE: LODE) commercializes innovative technologies that contribute to global decarbonization by efficiently converting under-utilized natural resources, primarily, woody biomass into net zero renewable fuels, end of life metal extraction, and generative AI-enabled advanced materials synthesis and mineral discovery. To learn more, please visit www.comstock.inc.

About RB Milestone Group LLC

RB Milestone Group LLC (“RBMG”) is a US-based corporate communications firm, founded in 2009, that specializes in investor relations advisory and has offices in New York City and Stamford, Connecticut. RBMG’s US advisory practice delivers investor relations programs tailor-made for emerging companies that are private and publicly traded on the NYSE, NASDAQ, OTC, TSX, TSXV, CSE, ASX and AIM. RBMG refines communications strategies, weighs data and advises clients on how to penetrate new markets. It helps clients target and secure relationships with niche US stakeholders and key industry strategics globally. Utilizing digital techniques, artificial intelligence (AI) and machine learning, RBMG has developed methods that improve traditional client IR initiatives to maximize ROI. RBMG partners with clients across a wide range of industry segments, including but not limited to, Cleantech, Consumer Goods, Energy, Healthcare, Metals & Mining, and Technology. For more information, please visit www.rbmilestone.com, or to connect by email, info@rbmilestone.com.

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future

Comstock Inc. Press Release

industry market conditions; future explorations or acquisitions; future changes in our exploration activities; future prices and sales of, and demand for, our products; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, taxes, earnings and growth. These statements are based on assumptions and assessments made by our management considering their experience and their perception of historical and current trends, current conditions, possible future developments, and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.

Comstock Inc. Press Release

Contact Information:

Investor Relations
RB Milestone Group LLC (RBMG)
Tel (203) 487-2759
IR@comstockinc.com

Media
Zach Spencer
Comstock Inc.
Tel (775) 847-7532
questions@comstockinc.com